EXHIBIT 32.1

CERTIFICATIONS

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

(ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002)

In connection with the amended quarterly report of IMPCO Technologies, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), I, Mariano Costamagna, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 21, 2005	/s/ MARIANO COSTAMAGNA
Mariano Costamagna
President and Chief Executive Officer